Mueller Water Products

Where Intelligence Meets Infrastructure®

Baird's 2015 Industrial Conference

November 9 – 10, 2015



NON-GAAP FINANCIAL MEASURES

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income represents operating income excluding restructuring, the loss on the receivable from Walter Energy and pension settlements. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income excluding restructuring, the loss on the receivable from Walter Energy, pension settlements, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income and adjusted net income per diluted share exclude, on an after-tax basis, restructuring, the loss on the receivable from Walter Energy, pension settlements, certain tax adjustments and expenses related to the early extinguishment of debt.

These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of GAAP to non-GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements

Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Examples of forward-looking statements include, but are not limited to, statements we make regarding expected growth in our key end markets, our long-term performance targets and anticipated stronger operating leverage. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

OUR BUSINESS AND PRIMARY END MARKETS

FY2015 NET SALES: $1.2 BILLION

Mueller Co.

Net sales: $702mm


25%
Residential construction*
5%
Natural gas utilities
70%
Repair and replacement of municipal water distribution and treatment systems

* Driven primarily by new community development

ANVIL INTERNATIONAL

Net sales: $371mm


10%
Oil & gas
5%
Power/high pressure
85%
Non-residential construction

Mueller TECHNOLOGIES

Net sales: $91mm


100%
Municipal spending

PORTFOLIO



Fire Hydrants



Valves





Piping Component Systems



Metering Systems



Leak Detection and Pipe Condition Assessment

Mueller Water Products

Leading provider of water infrastructure and flow control products and services in North America



INVESTMENT HIGHLIGHTS

- Improved results driven by strong incremental operating leverage as end markets recover
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings domestically and internationally that actively diagnose, monitor and control the delivery of drinking water
- Enhanced Company's financial position by strengthening the balance sheet, restructuring debt and focusing on free cash flow
- Leading brands in water infrastructure and one of the largest installed bases of iron gate valves and fire hydrants in the U.S.
- Increasing investment and improved operating efficiencies are needed in water infrastructure industry
- Transformed Company by acquiring or developing new technologies, adjusting portfolio and improving internal processes

BUSINESS PERFORMANCE: LONG-TERM TARGETS

TOP-LINE GROWTH	■ Mueller Co. growth of **5%–10%** ■ Mueller Technologies **>20%**
EARNINGS LEVERAGE	■ Mueller Co. adjusted EBITDA margins of **25%+** ■ Mueller Technologies adjusted EBITDA margins of **20%+** ■ Anvil adjusted EBITDA margins in **mid-teens**
OTHER	■ Free cash flow greater than adjusted net income ■ Reducing working capital as a percentage of net sales

BROAD PRODUCT PORTFOLIO

	Mueller Co.	Anvil International	Mueller Technologies
Net Sales	$702mm	$371mm	$91mm
Adjusted Operating Income(Loss)[(1)]	$145mm	$31mm	$(13)mm
Depreciation & Amortization	$39mm	$15mm	$4mm
Adjusted EBITDA[(1)]	$184mm	$46mm	$(9)mm
Product and Services Portfolio	Fire Hydrants Iron Gate Valves Butterfly, Ball & Plug Valves	Cast Iron Fittings Pipe Nipples Fittings & Couplings Hangers & Supports	Metering Systems Leak Detection and Pipe Condition Assessment

Note: All statistics are LTM ended September 30, 2015

(1) Mueller Co. adjusted operating income and adjusted EBITDA exclude $8mm of restructuring expenses. Anvil adjusted operating income and adjusted EBITDA exclude restructuring and pension settlement expenses totaling $1mm.

INTELLIGENT WATER TECHNOLOGY™

Mueller Water Products manufactures and markets products and offers services used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities. These products and services help utilities actively diagnose, monitor and control the delivery of drinking water.



Drinking Water Source
Pump Station
Water Treatment Plant
Transmission Main Leak Detection
Pressure Monitoring
Pressure Monitoring
Water Department
Mi.Net
S.M.A.R.T. Flushing System
Hydro-Guard
Distribution Main Leak Detection
Mi Hydrant
Mi Hydrant
Hydro-Guard
Distribution Main Leak Detection
Remotely Manage Water Systems
Residential Homes
Pipe Condition Assessment
Pump Station
Water Treatment Plant
Pressure Monitoring
Transmission Main Leak Detection
Water Discharge after Treatment
Mueller Co.
Mueller Systems
Echologics
This diagram is for illustrative purposes only.

WATER INFRASTRUCTURE LANDSCAPE

				
Mueller Water Products	#1 PRODUCT POSITION 💧	#1 PRODUCT POSITION 💧	#1 PRODUCT POSITION 💧	#2 PRODUCT POSITION 💧
A.Y. McDonald				💧
ACIPCO	💧	💧		
DeZURIK			💧	
Ford Meter Box				💧
McWane	💧	💧	💧	

Company estimates based on internal analysis and information from trade associations and distributor networks, where available.

STRATEGY AND OBJECTIVES

Capitalize on the large, attractive and growing water infrastructure markets worldwide



Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational and organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

Acquire and invest in businesses and technologies that expand our portfolio or allow us to enter new markets

- Expanding leak detection and pipe condition assessment domestically and internationally
- Expanding Intelligent Water Technology offerings
- Developed fixed leak detection technology solutions
- Enhanced Advanced Metering Infrastructure (AMI) system with remote disconnect meter and consumer portal

Significant Market Opportunities



MARKET DRIVER: HOUSEHOLD FORMATION

New household formation drives housing starts demand. Household formation is driven by population growth, job growth, higher wages and higher consumer confidence, among other factors.



Employment Level - (25 to 34 Year Olds)
(in 000's)
33,500
33,000
32,500
32,000
31,500
31,000
30,500
30,000
29,500
29,000
28,500
28,000
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

Source: U.S. Bureau of Labor Statistics, Sept. 2015



Current Population Survey (CPS) Change in National Households in Thousands
2,500
2,000
1,500
1,000
500
0
990
1,395
740
700
1,935
655
1,430
1,550
855
1,855
1,100
2,000
730
1,355
1,645
780
360
1,155
1,155
1,375
495
1Q91
1Q92
1Q93
1Q94
1Q95
1Q96
1Q97
1Q98
1Q99
1Q00
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
Household Formation
3-Yr Avg

Source: U.S. Census Bureau / Zelman & Associates Analysis (May 20, 2015)

MARKET DRIVER: HOUSING STARTS

Homebuilders' confidence also drives housing starts. Confidence could be driven by improving job growth in a key demographic for household formation: Millennials

NAHB Housing Market Index - National (1985 - September 2015)
Seasonally Adjusted Annualized



100
90
80
70
60
50
40
30
20
10
0
Sep-85
Sep-87
Sep-89
Sep-91
Sep-93
Sep-95
Sep-97
Sep-99
Sep-01
Sep-03
Sep-05
Sep-07
Sep-09
Sep-11
Sep-13
Sep-15

Source: NAHB, September 2015

Historical Housing Starts (1959 - September 2015)
Seasonally Adjusted Annualized
Rates-Units in 000's



3,000
2,500
2,000
1,500
1,000
500
0
1959 - 2014 Average = 1,453
2016 Blue Chip Consensus Forecast of 1,280
Bottom of prior cycle (798)
April 2009 - Lowest starts (499) since Census Bureau began keeping records in 1959
1959
1962
1965
1968
1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016

Source: U.S. Census Bureau
Forecast: Blue Chip Economic Indicators, October 2015

Mueller Water Products

THE MARKET OPPORTUNITY IS SIGNIFICANT AND GROWING

REPAIR AND REPLACEMENT MARKET

- Valves and fire hydrants are typically replaced at the same time as pipes
- ASCE graded drinking water infrastructure a D[(1)]
- At least 40 cities under consent decrees: Atlanta, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
ACCELERATING NEED
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2-11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075 (2)

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[(3)]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) ASCE: 2013 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2013 Drinking Water Needs Survey and Assessment

FUNDING WATER INFRASTRUCTURE REPAIR

HISTORICAL WATER RATES COMPARED TO OTHER UTILITIES(1)



CPI Utilities
(NSA 1982-1984 = 100)
500
450
400
350
300
250
200
150
100
50
0
1953
1955
1957
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
CPI Water
CPI Nat Gas
CPI Postage
CPI Electricity
CPI All Items

(1) Bureau of Labor Statistics
(2) 2014 Strategic Directions: U.S. Water Industry – Black & Veatch
(3) American Water Works Association 2014 Water and Wastewater Rate Survey
(4) EPA Clean Water and Drinking Water Infrastructure

TOP FIVE WATER INDUSTRY ISSUES(2)

- ✓ Aging water and sewer infrastructure
- Ability to fund capital programs
- ✓ Managing capital costs
- ✓ Justifying capital improvement programs/rate requirements
- ✓ Managing operational costs



ADDRESSED

UTILITY SOURCES OF FUNDING

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800(3)
- CPI for water and sewage maintenance increased 4.4% for 12 months ended September 2015(1)
- 90% funded at local level(4)

GROWTH OPPORTUNITIES: SMART WATER

FACTORS AFFECTING MUNICIPAL WATER SYSTEMS

Water Conservation

- 26% of U.S. experiencing drought conditions[(1)]
- 240,000 water main breaks per year[(2)]



Operational Efficiencies

- Budget constraints
- Capital spending prioritization

Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for[(3)]
- 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year[(4)]


WJLA
JUST IN
WATER MAIN BREAK CLOSES BELTWAY
LIVE
CNN
This is CNN, the Worldwide Leader in News

Customer Service Focus

- Awareness/education
- Sustainability



Mi.Data Consumer Portal

(1) U.S. Drought Monitor – October 2015
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Geological Survey

MUELLER TECHNOLOGIES: SOLUTIONS FOR TODAY & TOMORROW

INTELLIGENT WATER TECHNOLOGY™

Mueller SYSTEMS™

Smart Metering

- AMR systems
- AMI systems
- Remote Disconnect Meter (RDM)
- Leak detection
- Consumer portal



420 RDM



Mobile RDM Device



Mueller Systems National Operations Center

echologics®

A Mueller TECHNOLOGIES COMPANY

Leak Detection and Pipe Condition Assessment

- Fixed transmission and distribution main leak detection / monitoring
- Condition assessment



Echologics acoustic fixed leak detection

"A critical component of an integrated water loss management approach is leak detection… The challenge for utilities is identifying, locating and focusing on the more impactful leaks with the limited capital infrastructure budget that exists." – Black & Veatch 2014 Strategic Directions in the U.S. Water Industry

Leading domestic manufacturer of piping system components







- Significant FY2015 net sales from #1 or #2 product positions
- Domestically manufactured and domestically and internationally sourced products
- Track record of solid adjusted EBITDA margins
- Customer service capabilities focused on quick delivery
- Network of over 1,000 distributors and 4,000 distributor locations

ANVIL KEY MARKETS

KEY MARKETS	% FY2015 NET SALES	MARKET DRIVERS	PRODUCTS	KEY COMPETITORS
Non-Residential Construction	85%	Mechanical, Industrial & Fire Protection	**Mechanical and Industrial:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved Fittings and Couplings, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Ceirco, Tyco
Oil & Gas	10%	Oil & Gas Production	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Iron/Steel Fittings	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

MARKET DRIVER: NON-RESIDENTIAL CONSTRUCTION

The non-residential construction market is showing improvement

Non-Residential Construction
(Real $ in Billions)



$400
$350
$300
$250
$200
$150
$100
$50
$0
$281
$291
$327
$337
$287
$236
$223
$223
$215
$218
$235
$248
$256
$262
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: IHS
Data as of September 2015

AIA Architectural Billing Index
Diffusion Index (> 50 = expansion)



65
60
55
50
45
40
35
30
Sep-95
Sep-97
Sep-99
Sep-01
Sep-03
Sep-05
Sep-07
Sep-09
Sep-11
Sep-13
Sep-15

Source: American Institute of Architects
Data as of September 2015

MARKET DRIVER: OIL & GAS

Sales to the oil & gas market represented about 10% of Anvil's FY2015 net sales



U.S. Land Based Rig Count
2,500
2,000
1,500
1,000
500
0
Sep-91
Sep-93
Sep-95
Sep-97
Sep-99
Sep-01
Sep-03
Sep-05
Sep-07
Sep-09
Sep-11
Sep-13
Sep-15

Source: Baker Hughes
Data as of September 2015



Oil Price - WTI ($/bbl)
$160
$140
$120
$100
$80
$60
$40
$20
$0
Sep-91
Sep-93
Sep-95
Sep-97
Sep-99
Sep-01
Sep-03
Sep-05
Sep-07
Sep-09
Sep-11
Sep-13
Sep-15

Source: FactSet
Data as of September 2015

Actions & Business Results



MANAGEMENT ACTIONS / INITIATIVES

Reduce costs and improve operating leverage

- Divested U.S. Pipe
- Divested three non-core assets of Anvil
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity without footprint expansion
  - Lowered labor costs
- Closed seven plants
- Consolidated distribution centers and smaller manufacturing facilities at Anvil

Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of $50.3mm in FY2015 and $110.7mm in 2014
- Reduced debt by approximately $600mm from September 30, 2008 through September 30, 2015

Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired leak detection and pipe condition assessment products and services
- Developed fixed leak detection technology capabilities
- Acquired and invested in AMI technology
- Enhanced Smart Water offering with remote disconnect meter and integrated leak detection

HISTORY OF STRONG FINANCIAL PERFORMANCE



Mueller Co.
(1)
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652 $632 $679 $702
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
25.7% 25.9% 27.0% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.0% 16.2% 22.2% 24.6% 26.2%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $140 $167 $184
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Net Sales
($ in millions)

Note: Mueller Co. 2013, 2014 and 2015 net sales and adjusted EBITDA reflect 2016 redefined segment reporting and exclude Mueller Technologies in these years

Adjusted EBITDA and Adjusted EBITDA Margin
($ in millions)



ANVIL INTERNATIONAL
(2)
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359 $372 $391 $401 $371
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0% 13.9% 14.1% 12.2%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52 $55 $56 $45
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

(1) Fiscal year ended September 30. Reflects inventory step-up costs of $52.9 million in 2006; restructuring charges of $2.0 million in 2009; goodwill and other intangible assets impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1.4 million in 2011; restructuring charges of $2.5 million in 2012; restructuring charges of $1.5 million in 2013; restructuring charges of $2.1 million in 2014 and restructuring charges and pension settlement charges totaling $8.4 million in 2015.

(2) Fiscal year ended September 30. Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010; restructuring charges of $1.2 million in 2011; restructuring charges of $0.3 million in 2012; restructuring charges of $0.1 million in 2013; restructuring charges of $0.9 million in 2014 and restructuring and pension settlement charges totaling $0.7 million in 2015.

CONSOLIDATED Q4 2015 NON-GAAP RESULTS

- Net sales grew at both Mueller Co. and Mueller Technologies, but were offset by lower shipments into the oil and gas market at Anvil as well as unfavorable impacts from changes in Canadian currency exchange rates
- Adjusted EBITDA for the 2015 fourth quarter increased to $59.9 million compared with $57.3 million for the 2014 fourth quarter. Adjusted EBITDA for 2015 was $189.0 million, or 16.2 percent of net sales, an improvement of 70 basis points
- We had particularly strong margin improvement at Mueller Co., which includes our valves, hydrants and brass products, with an adjusted operating margin of 23.8 percent, an improvement of 240 basis points from 21.4 percent last year

4Q FISCAL	2015	2014
Net sales	$311.4	$320.7
Adj. operating income	$45.0	$43.1
Adj. operating margin	14.5%	13.4%
Adj. net income per diluted share	$0.14	$0.12
Adj. EBITDA	$59.9	$57.3
Adj. EBITDA margin	19.2%	17.9%

$ in millions (except per share amounts)

4Q15 results exclude pension settlement, restructuring and income tax asset valuation allowance adjustments

4Q14 results exclude restructuring, the loss on early extinguishment of debt and an income tax asset valuation allowance adjustment

DEBT STRUCTURE

- Net debt leverage of 2.0x and net debt of $375.9 million at September 30, 2015, down from a peak of more than 6x
- No significant required principal payments on outstanding debt before November 2021
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $170 million of excess availability (as measured using September 30, 2015 data)

DEBT STRUCTURE AT SEPTEMBER 30, 2015	
$225 million	$500 million
ABL Agreement expires December 2017	Term Loan B LIBOR* + 325 bps due November 2021

* Subject to a floor of 75 bps

Debt Maturity (at 9/30/2015)
$ in millions



$500
$400
$300
$200
$100
$0
$5
$5
$5
$5
$5
$5
$466
FY16
FY17
FY18
FY19
FY20
FY21
FY21

Total Debt
$ in millions



$1,800
$1,500
$1,200
$900
$600
$300
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
$601
$546
$489
Reduced debt by more than $1 billion
Mar-06
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15

Mueller Water Products

CAPITAL ALLOCATION

- Acquisitions
- Debt reduction
- Share repurchases
- Growth opportunities
- Dividends

Free Cash Flow
($ in millions)



$120
$100
$80
$60
$40
$20
$0
$76
$28
$45
$78
$111
$50
FY10
FY11
FY12
FY13
FY14
FY15

WHY INVEST IN MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong operating leverage as end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Strong competitive position

- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

Leveraging strengths with emerging trends

- Develop Intelligent Water Technology™ solutions
- Grow proprietary fixed leak detection offerings domestically and internationally
- Expand smart metering
- Strategic acquisitions / partnerships

Supplemental Data



SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended September 30, 2015				
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(in millions, except per share amounts)				
GAAP Results:					
Net sales	$ 192	$ 93.7	$ 25.7	$ —	$ 311.4
Gross profit	$ 65.8	$ 25.5	$ 6.4	$ —	$ 97.7
Selling, general and administrative	20.4	16.9	8.2	7.7	53.2
Restructuring	—	—	—	0.1	0.1
Operating income (loss)	$ 45.4	$ 8.6	$ (1.8)	$ (7.8)	44.4
Interest expense, net					5.8
Income tax expense					16.3
Net income					$ 22.3
Net income per diluted share					$ 0.14
Capital expenditures	$ 7.4	$ 1.8	$ 1.9	$ 0.1	$ 11.2
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 45.4	$ 8.6	$ (1.8)	$ (7.8)	$ 44.4
Pension settlement	0.2	0.3	—	—	$ 0.5
Restructuring	—	—	—	0.1	0.1
Adjusted operating income (loss)	45.6	8.9	(1.8)	(7.7)	45
Depreciation and amortization	9.7	3.9	1.2	0.1	14.9
Adjusted EBITDA	$ 55.3	$ 12.8	$ (0.6)	$ (7.6)	$ 59.9
Adjusted operating margin	23.8 %	9.5 %	(7.0)%		14.5 %
Adjusted EBITDA margin	28.8 %	13.7 %	(2.3)%		19.2 %
Adjusted net income:					
Net income					$ 22.3
Restructuring, net of tax					0.1
Pension settlement, net of tax					0.3
Income tax asset valuation allowance					0.3
Adjusted net income					$ 23
Adjusted net income per diluted share					$ 0.14
Free cash flow:					
Net cash provided by operating activities					$ 68.6
Less capital expenditures					(11.2)
Free cash flow					$ 57.4
Net debt (end of period):					
Current portion of long-term debt					$ 6.1
Long-term debt					482.9
Total debt					489
Less cash and cash equivalents					(113.1)
Net debt					$ 375.9
Adjusted EBITDA:					
Current quarter					$ 59.9
Three prior quarters					129.1
Adjusted EBITDA					$ 189
Net debt leverage (net debt divided by adjusted EBITDA)					2.0x

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	Quarter ended September 30, 2014 (in millions, except per share amounts)				
GAAP results:					
Net sales	$ 188.8	$ 107.7	$ 24.2	$ —	$ 320.7
Gross profit	$ 63.2	$ 33.2	$ 4.9	$ —	$ 101.3
Selling, general and administrative	22.8	16.4	7	12	58.2
Restructuring	0.3	(0.2)	—	—	0.1
Operating income (loss)	$ 40.1	$ 17	$ (2.1)	$ (12.0)	43
Interest expense, net					12
Loss on early extinguishment of debt					1
Income tax expense					3.8
Net income					$ 26.2
Net income per diluted share					$ 0.16
Capital expenditures	$ 7.3	$ 2.2	$ 1.7	$ 0.2	$ 11.4
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 40.1	$ 17	$ (2.1)	$ (12.0)	$ 43
Restructuring	0.3	(0.2)	—	—	0.1
Adjusted operating income (loss)	40.4	16.8	(2.1)	(12.0)	43.1
Depreciation and amortization	9.7	3.6	0.8	0.1	14.2
Adjusted EBITDA	$ 50.1	$ 20.4	$ (1.3)	$ (11.9)	$ 57.3
Adusted operating margin	21.4 %	15.6 %	(8.7)%		13.4 %
Adjusted EBITDA margin	26.5 %	18.9 %	(5.4)%		17.9 %
Adjusted net income:					
Net income					$ 26.2
Restructuring, net of tax					0.1
Loss on early extinguishment of debt, net of tax					0.6
Income tax asset valuation allowance					(8.0)
Adjusted net income					$ 18.9
Adjusted net income per diluted share					$ 0.12
Free cash flow:					
Net cash provided by operating activities					$ 86.6
Less capital expenditures					(11.4)
Free cash flow					$ 75.2
Net debt (end of period):					
Current portion of long-term debt					$ 46.2
Long-term debt					494.8
Total debt					541
Less cash and cash equivalents					(161.1)
Net debt					$ 379.9
Adjusted EBITDA:					
Current quarter					$ 57.3
Three prior quarters					126.6
Adjusted EBITDA					$ 183.9
Net debt leverage (net debt divided by adjusted EBITDA)					2.1x

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2015				
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(in millions, except per share amounts)				
GAAP Results:					
Net sales	$ 702.2	$ 371.1	$ 91.2	$ —	$ 1,164.50
Gross profit	$ 229.1	$ 101.1	$ 17.1	$ —	$ 347.3
Selling, general and administrative	84	70.7	29.9	32.3	216.9
Loss on Walter receivable	—	—	—	11.6	11.6
Restructuring	8.2	0.4	0.1	0.5	9.2
Operating income (loss)	$ 136.9	$ 30	$ (12.9)	$ (44.4)	109.6
Interest expense, net					27.6
Loss on early extinguishment of debt					31.3
Income tax expense					19.8
Net income					$ 30.9
Net income per diluted share					$ 0.19
Capital expenditures	$ 20.5	$ 10.3	$ 6.5	$ 0.2	$ 37.5
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 136.9	$ 30	$ (12.9)	$ (44.4)	$ 109.6
Loss on Walter receivable	—	—	—	11.6	11.6
Restructuring	8.2	0.4	0.1	0.5	9.2
Pension settlement	0.2	0.3	—	—	0.5
Adjusted operating income (loss)	145.3	30.7	(12.8)	(32.3)	130.9
Depreciation and amortization	38.8	14.7	4.2	0.4	58.1
Adjusted EBITDA	$ 184.1	$ 45.4	$ (8.6)	$ (31.9)	$ 189
Adjusted operating margin	20.7 %	8.3 %	(14.0)%		11.2 %
Adjusted EBITDA margin	26.2 %	12.2 %	(9.4)%		16.2 %
Adjusted net income:					
Net income					$ 30.9
Pension settlement, net of tax					0.3
Income tax asset valuation allowance					0.3
Restructuring, net of tax					5.7
Loss on Walter receivable, net of tax					7.2
Loss on early extinguishment of debt, net of tax					19.6
Adjusted net income					$ 64
Adjusted net income per diluted share					$ 0.39
Free cash flow:					
Net cash provided by operating activities					$ 87.8
Less capital expenditures					(37.5)
Free cash flow					$ 50.3

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2014				
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(in millions, except per share amounts)				
GAAP results:					
Net sales	$ 679.1	$ 401.4	$ 104.2	$ —	$ 1,184.7 0
Gross profit	$ 212.1	$ 112.9	$ 22.9	$ —	$ 347.9
Selling, general and administrative	83.3	70.7	27.2	39.5	220.7
Restructuring	2.1	0.9	0.1	—	3.1
Operating income (loss)	$ 126.7	$ 41.3	$ (4.4)	$ (39.5)	124.1
Interest expense, net					49.6
Loss on early extinguishment of debt					1
Income tax expense					18
Net income					$ 55.5
Net income per diluted share					$ 0.34
Capital expenditures	$ 18.8	$ 11.6	$ 6.1	$ 0.4	$ 36.9
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 126.7	$ 41.3	$ (4.4)	$ (39.5)	$ 124.1
Restructuring	2.1	0.9	0.1	—	3.1
Adjusted operating income (loss)	128.8	42.2	(4.3)	(39.5)	127.2
Depreciation and amortization	38	14.2	4.1	0.4	56.7
Adjusted EBITDA	$ 166.8	$ 56.4	$ (0.2)	$ (39.1)	$ 183.9
Adjusted operating margin	19 %	10.5 %	(4.1)%		10.7 %
Adjusted EBITDA margin	24.6 %	14.1 %	(0.2)%		15.5 %
Adjusted net income:					
Net income					$ 55.5
Loss on early extinguishment of debt					0.6
Restructuring, net of tax					1.9
Income tax asset valuation allowance					(9.1)
Adjusted net income					$ 48.9
Adjusted net income per diluted share					$ 0.3
Free cash flow:					
Net cash provided by operating activities					$ 147.6
Less capital expenditures					(36.9)
Free cash flow					$ 110.7

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